UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Oak Valley Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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125 North Third Avenue

Oakdale, California 95361

(209) 848-2265

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 10, 2009 2:00 P.M.

The Annual Meeting of Shareholders of Oak Valley Bancorp, a California corporation (“Oak Valley” or the “Company), will be held at Oak Valley Bancorp Headquarters at 338 E F Street, Oakdale, California 95361 on Wednesday, June 10, 2009, 2:00 p.m. Pacific Daylight Time , for the following purposes:

1. The election of ten (10) director nominees as described within the Proxy Statement, each for a term of one year;

2. To ratify the appointment of Moss Adams, LLP as the Company’s independent public accountants;

3. Approval of a non-binding advisory vote on the compensation of the Company’s senior executive officers;

4. To transact such other business as may properly come before the Annual Meeting of Shareholders, and any adjournment or postponement.

The Board of Directors has fixed the close of business day on April 20, 2009, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Material for the Shareholder Meeting to Be Held on June 10, 2009

This communication presents only an overview of the more complete proxy materials include the Company’s 2008 Annual Report, Form 10-K (the “Annual Report”), Notice of Annual Meeting, and Proxy Statement, and Proxy Card (“Proxy Material”) which are available for the public at www.edocumentview.com/OVLY. We encourage you to access and review all of the important information contained in the Proxy Material before voting.

PLEASE NOTE — YOU CANNOT VOTE BY RETURNING THIS NOTICE.  To vote your shares you must vote online, by telephone, or request a paper copy of the Proxy Material to receive a physical proxy card.  There is no charge to you for requesting a paper copy of the Proxy Material.  Please make your request for a copy using one of the following methods as instructed below on or before May 27, 2009 to facilitate timely delivery.

Methods:	If you are a shareholder of record:	If you are beneficial owner of shares held in street name:

First Class/Registered/Certified Mail:	Computershare Investor Services 250 Royall Street Canton, MA 02021	Not available.
By Telephone:	Toll Free Telephone Number: 1-866-641-4276	Toll Free Telephone Number: 1-800-579-1639
From the Internet:	Go to www.envisionreports.com/OVLY, click Request Materials	Go to www.proxyvote.com by following the instructions on the screen.
By Email	Write to investorvote@computershare.com with subject line: “Proxy Materials Oak Valley Bancorp.”	Send a blank email to sendmaterial@proxyvote.com with your 12-Digital Control Number in the subject line.

Your Board of Director recommends that you vote “FOR” the election of each of the Director nominees listed in the Proxy Statement under “ PROPOSAL 1 — ELECTION OF DIRECTORS ,” “ FOR “ the ratification of Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009 under “ PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM “, and “ FOR “ approval of a non-biding advisory on the compensation of the Company’s Named Executive Officers under “ PROPOSAL 3 — NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION. ”

By Order of the Board of Directors,

ARNE J. KNUDSEN
Secretary
Date: April 30, 2009

PROXY STATEMENT

OF

OAK VALLEY BANCORP

ANNUAL MEETING OF SHAREHOLDERS OF

OAK VALLEY BANCORP

TO BE HELD ON JUNE 10, 2009

GENERAL INFORMATION FOR SHAREHOLDERS

The following information is furnished in connection with the solicitation of the accompanying proxy by and on behalf of the Board of Directors of Oak Valley Bancorp (the “Company” or “Oak Valley”) for use at the Annual Meeting of Shareholders to be held at Oak Valley Bancorp Headquarters at 338 E F Street, Oakdale, California  95361, on Wednesday, June 10, 2009, at 2:00 p.m.  Only shareholders of record at the close of business on April 20, 2009, (the “Record Date”), will be entitled to notice of, and to vote, at the Annual Meeting.  On the Record Date, the Company had outstanding 7,661,627 shares of its common stock, of which 7,661,627 will be entitled to vote at the Annual Meeting and any adjournments thereof.  This Proxy Statement (“Proxy”) will be first mailed to shareholders on or about April 30, 2009.

Vote By Proxy

As many of the Company’s shareholders are not expected to attend the Annual Meeting in person, the Company solicits proxies so that each shareholder is given an opportunity to vote.  Shares represented by a duly executed proxy in the accompanying form, received by the Board of Directors prior to the Annual Meeting, will be voted at the Annual Meeting.  A shareholder executing and delivering the proxy may revoke the proxy at any time prior to exercise of the authority granted by the proxy by (i) filing with the secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date; or (ii) attending the meeting and voting in person.  A proxy is also revoked when written notice of the death or incapacity of the maker of the proxy is received by the Company before the vote is counted.  If a shareholder specifies a choice with respect to any matter on the accompanying form of proxy, the shares will be voted accordingly.  If no specification is made, the shares represented by the proxy will be voted in favor of the specified proposal.

Methods of Voting

Shareholders may vote on matters that are properly presented at the 2009 Annual Meeting in one of the following four ways:

•  By submitting your vote electronically via the Internet;

•  By submitting your vote telephonically;

•  By completing the proxy card and returning it in a pre-paid envelope provided by the Company, if you request a paper copy of the Proxy Material; or

•  By attending the 2009 Annual Meeting and casting your vote in person.

For the 2009 Annual Meeting, the Company is offering shareholders the opportunity to vote their shares electronically through the Internet or by telephone.  The telephone and Internet voting instructions are provided in the Proxy Card as well as in the Proxy Notice dated April 30, 2009.  The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.  Shareholders voting through the Internet should understand that they may bear certain costs associated with Internet access, such as usage charges from their Internet service providers.

If a shareholder chooses to submit the vote by mail, he or she should request a paper copy of the Proxy Material.  The Company will then send you the proxy card along with the rest of the Proxy Material, as well as a pre-paid envelope.  You will need to cast your vote by signing and returning the Proxy Card in the pre-paid envelope to the Company.  There is no charge to you for requesting a copy.  Please make your request for a copy using one of the following methods as instructed below on or before May 27, 2009 to facilitate timely delivery.

Methods:	If you are a shareholder of record*:	If you are beneficial owner of shares held in street name**:

First Class/Registered/Certified Mail:	Computershare Investor Services 250 Royall Street Canton, MA 02021	Not available.
By Telephone:	Toll Free Telephone Number: 1-866-641-4276	Toll Free Telephone Number: 1-800-579-1639
From the Internet:	Go to www.envisionreports.com/OVLY, click Request Materials	Go to www.proxyvote.com by following the instructions on the screen.
By Email	Write to investorvote@computershare.com with subject line: “Proxy Materials Oak Valley Bancorp.”	Send a blank email to sendmaterial@proxyvote.com with your 12-Digital Control Number in the subject line.

* You are considered as a “shareholder of record” if your shares are registered directly in your name with our transfer agent, Computershare. Computershare has sent the Notice of Annual Meeting directly to you. .

** You are considered as a “beneficial owner” of shares held in street name if your shares are held in a stock brokerage account or by a bank or other holder of record. Your broker, bank or other holder of record, who is considered the shareholder of record with respect to those shares, has forwarded the Notice of Annual Meeting directly to you.

Method of Counting Votes

Holders of common stock of the Company are entitled to one vote for each share held.  For the election of directors, each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected and such shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses.  However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidates’ names have been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder’s intention to cumulate votes.  If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.  An opportunity will be given at the Meeting prior to the voting for any shareholder who desires to do so, to announce his or her intention to cumulate his or her votes.  The proxy holders are given, under the terms of the Proxy, discretionary authority to cumulate votes represented by shares for which they are named in the Proxy.

The proxy holders, Ronald Martin and Roger Schrimp, both of whom are directors of the Company, will vote all shares of Common Stock represented by the proxies unless authority to vote such shares is withheld or the proxy is revoked.  However, the proxy holders cannot vote the shares of the shareholder unless the shareholder signs and returns a proxy card.  Proxy cards also confer upon the proxy holders discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed, which may properly be presented for action at the Annual Meeting, including a motion to adjourn, and with respect to procedural matters pertaining to the conduct of the Annual Meeting.  The total expense of soliciting the proxies in the accompanying form will be borne by the Company.  While proxies are normally solicited by mail, proxies may also be solicited directly by officers, directors and employees of the Company or its subsidiary, Oak Valley Community Bank (the “Bank”).  Such officers, directors and employees will not be compensated for this service beyond normal compensation to them.

Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately.  In determining whether the selection of auditors has been ratified, abstentions are counted and broker non-votes are not counted as votes for or against ratification.  In determining whether the non-binding advisory resolution approving executive compensation has been adopted, neither abstentions nor broker non-votes will be counted as votes for or against adoption.

Unless contrary instructions are indicated on the Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted as follows:

FOR the election of all nominees for director named herein;

FOR ratification of the selection of Moss Adams, LLP as the Company’s independent registered public accounting firm; and

FOR the adoption of a non-binding advisory vote approving executive compensation.

In the event a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specification so made.  In addition, such shares will, at the proxy holders’ discretion, be voted on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).  Boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director.

A copy of the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2008 is available at www.edocumentview.com/OVLY, and is incorporated herein by reference.  You may request a hard copy of the Annual Report and other Proxy Materials by contacting either one of the following on for before May 27, 2009 to facilitate timely delivery:

Methods:	If you are a shareholder of record*:	If you are beneficial owner of shares held in street name**:

First Class/Registered/Certified Mail:	Computershare Investor Services 250 Royall Street Canton, MA 02021	Not available.
By Telephone:	Toll Free Telephone Number: 1-866-641-4276	Toll Free Telephone Number: 1-800-579-1639
From the Internet:	Go to www.envisionreports.com/OVLY, click Request Materials	Go to www.proxyvote.com by following the instructions on the screen.
By Email	Write to investorvote@computershare.com with subject line: “Proxy Materials Oak Valley Bancorp.”	Send a blank email to sendmaterial@proxyvote.com with your 12-Digital Control Number in the subject line.

 * You are considered as a “shareholder of record” if your shares are registered directly in your name with our transfer agent, Computershare. Computershare has sent the Notice of Annual Meeting directly to you. .

** You are considered as a “beneficial owner” of shares held in street name if your shares are held in a stock brokerage account or by a bank or other holder of record. Your broker, bank or other holder of record, who is considered the shareholder of record with respect to those shares, has forwarded the Notice of Annual Meeting directly to you.

Vote Required

The ten (10)  nominees receiving the highest number of votes of the shares of the Company’s Common Stock represented and entitled to vote at the Meeting will be elected directors of the Company.

The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock represented and entitled to vote at the Meeting is necessary for the ratification of the selection of auditors.  Abstentions will have the effect of a vote against the proposal.

The affirmative vote of a majority of votes cast at the Meeting on this proposal is required to adopt the non-binding advisory resolution approving executive compensation.  If you “abstain” from voting, it has no effect on the outcome of this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNER AND MANAGEMENT

Ownership of Securities

The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of December 31, 2008, by:

• each person known by us to be a beneficial owner of five percent (5%) or more of our common stock;

• each current director, each of whom is a nominee for election as a director; and

• all current directors and executive officers as a group.

Our common stock is the only class of voting securities outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Except as indicated in the notes following the table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership is based on 7,661,627 shares of common stock outstanding as of March 30, 2009. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days following March 30, 2009 are deemed outstanding. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person or entity.

	Common Stock Beneficially Owned (1) on March 30, 2009
Beneficial Owner	Shares Beneficially Owned	Vested Option Shares (2)	Percentage of Shares Beneficially Owned (3)
Five Percent Shareholder: (4)
Patrick W. Hopper	711,707	N/A	9.29%

Executive Officers and Directors:(5)

James L. Gilbert	143,561	2,500	1.91%

Thomas A. Haidlen	191,380	3,375	2.54%

Michael Q. Jones	11,520	2,250	0.18%

Arne J. Knudsen	342,160		4.47%

Roger M. Schrimp	198,065	—	2.59%

Danny L. Titus	216,051	—	2.82%

Richard J. Vaughan	88,000	16,875	1.37%

Donald L. Barton	10,000	2,000	0.16%

Ronald C. Martin(6)	169,100	27,000	2.56%

Christopher M. Courtney	47,871	74,250	1.59%

Richard A. McCarty	1,502	50,528	0.68%

All officers and directors as a group	1,419,210	183,278	20.92

(1) Except as otherwise noted, may include shares held by such person’s spouse (except where legally separated) and minor children, and by any other relative of such person who has the same home; shares held in “street name” for the benefit of such person; shares held by a family or living trust as to which such person is a trustee and primary beneficiary with sole voting and investment power (or shared power with a spouse); or shares held in an Individual Retirement Account or pension plan as to which such person is the sole beneficiary.

(2) Consists of shares which the applicable individual or group has the right to acquire upon the exercise of stock options which are vested or will vest within 60 days of March 30, 2009 pursuant to the Company’s Stock Plans.

(3) This percentage is based on the total number of shares of our common stock outstanding, plus the number of option shares which the applicable individual or group has the right to acquire upon the exercise of stock options which are vested or will vest within 60 days of March 30, 2009 pursuant to our Stock Plans.

(4) The address for Patrick Hopper is 2624 Pebblegold Avenue, Henderson, Nevada 89074.

(5) The address for all officers and directors is c/o Oak Valley Community Bank, 125 North Third Avenue, Oakdale, California 95361.

(6) Exclude third party participant shares held by Mr. Martin in his capacity as trustee of the Company’s 401(k) plan.

As more fully disclosed in our report on Form 10-K, the Company, as part of the TARP Capital Purchase Program, entered into a Letter Agreement on December 5, 2008, with the United States Department of the Treasury (the “Treasury”) pursuant to which the Company agreed to sell 13,500 shares of Preferred Stock to the Treasury, along with a warrant to purchase 350,346 shares of Common Stock (the “Warrant Shares”) at an initial exercise price of $5.78 per share.  The Treasury currently owns all issued and outstanding Preferred Stock of the Company.  The table above does not reflect the Treasury’s ownership of the Preferred Stock because, subject to the terms of the Certificate of Designation of the Preferred Stock, the Preferred Stock is non-voting except for class voting rights on matters that would adversely affect the rights of the holders of the Preferred Stock. The table does not reflect beneficial ownership by the Treasury of the Warrant Shares because, pursuant to the Letter Agreement, the Treasury does not have any voting rights with respect to the Warrant Shares.

Section 16(a) Beneficial Ownership Reporting

Section 16(a) of the Securities Exchange Act required our officers and directors to file reports of ownership and changes of ownership with the SEC.  Our officers and directors are required by SEC regulation to furnish us with copies of all Section 16(a) forms so filed.  As a matter of practice, our administrative staff assists our executive officers and Directors in preparing initial ownership reports and reporting ownership changes, and typically files these reports on their behalf.  Base solely on a review of the copies of the reports furnished to us, or written representations that no reports were required to be filed, we believe that during the fiscal year ended December 31, 2008 all Section 16(a) filing requirements applicable to our directors, officers, and greater than 10% beneficial owners, if any, were complied with, except that Donald Barton failed to timely report three transactions on Form 4.

PROPOSAL 1 — ELECTION OF DIRECTORS

General Information

The Board of Directors proposes that the following nominees, all of whom are currently serving as Directors of the Company and the Bank, be re-elected for a new term of one year and until their successors are duly elected and qualified.  Each of the nominees has consented to serve if elected.  If any of them becomes unavailable to serve as a Director before the Annual Meeting, the Board may designated a substitute nominee.  In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.  Unless you indicate on the Proxy Card that your vote should be withheld from any or all of the nominees, your proxies will be voted for the election of each of these nominees.

The following is a brief account of the business experience during the past five years of each nominees.

Donald L. Barton, 51, has been a director of the Bank since 2006 and of Oak Valley Bancorp since 2008.  Mr. Barton is the managing partner at GoldRiver Orchards, a local walnut processing operation which his family started since 1912.  He is a Stanford graduate and earned his MBA from Santa Clara University.  Mr. Barton is an Oakdale resident.

Christopher M. Courtney, 46, has been the Bank’s President since August of 2004 and a director since January 2007.  He has been Oak Valley Bancorp President and Director since May 2008. Previously, he has served as the Bank’s Chief Credit Officer and Chief Operating Officer since 1999 and 2000, respectively.  Mr. Courtney has 20 years of diverse banking experience, joining Oak Valley Community Bank in 1996, as a lender, after working for a major bank, a mid-size bank and a small community bank. He graduated from Wells Fargo Bank Credit Training Program in 1989. Mr. Courtney has a B.S. in Finance and a Masters in Business Administration from California State University, Sacramento.  He is also a graduate of the Pacific Coast Banking School at the University of Washington.

James L. “Jay” Gilbert, 64, has been a Director of the Bank since 1991 and of Oak Valley Bancorp since 2008.  Mr. Gilbert has lived in Oakdale since 1946.  Mr. Gilbert is an owner of A. L. Gilbert Co, and he has been involved in the feed and seed business as well as retail feed stores for 39 years.  Mr. Gilbert has also been engaged in and almond farming for more than 30 years.

Thomas A. Haidlen, 62, has been a director of the Bank since 1991 and of Oak Valley Bancorp since 2008.  Mr. Haidlen was born in Oakdale and has resided in Oakdale for over 50 years.  He owns and operates the Haidlen Ford Dealership in Oakdale; established in Oakdale in 1955.

Michael Q. Jones, 63, has been a director of the Bank since 2004 and of Oak Valley Bancorp since 2008.  Mr. Jones has been a resident of Sonora since 1974.  Mr. Jones has served as the Chairman of California Gold Development Corporation since 1974, and has been the owner of the Prudential California Realty in Sonora since 2002.

Arne J. Knudsen, 70, is a director of the Bank since 1991 and of Oak Valley Bancorp since 2008.  Mr. Knudsen is also the Secretary of the Bank and of Oak Valley Bancorp.  Mr. Knudsen has been a resident of Oakdale since 1960.  He owns and operates Knudsen Nursery, Inc., a wholesale nursery operation which he founded in 1959.

Ronald C. Martin, 62, has served as a director and Chief Executive Officer of the Bank since 1992.  He was also the Bank’s President until August 2004. He has been Oak Valley Bancorp Chief Executive Officer and a Director since May 2008. Mr. Martin began his banking career in 1977 with River City Bank in Sacramento.  Between 1977 and 1987 he was employed in the Sacramento area and from December 1987 to January 1992 he served as President and Chief Executive Officer of Butte Savings in Chico, California.  Mr. Martin has a B.S. in Finance from the University of Arizona.

Roger M. Schrimp, 67, has been a director of the Bank since 1991 and of Oak Valley Bancorp since 2008.  Mr. Schrimp has practiced law in Oakdale since 1967.  He is a senior partner in the Modesto Law Firm of Damrell, Nelson, Schrimp, Pallios & Ladine, and owns and operates a cattle ranch.

Danny L. Titus, 64, has been a director of the Bank since 1992 and of Oak Valley Bancorp since 2008.  Mr. Titus has served as the President of Situs Investments, Inc. since 1989 which manages real estate and investments.  During the period of from 1979 to 1988, Mr. Titus was the general manager of Steelgard, Inc. which manufacturers portable buildings.

Richard J. Vaughan, 71, has been a director of the Bank since 1991 and of Oak Valley Bancorp since 2008.  Mr. Vaughan owns Vaughan Farms, operating in Waterford and Oakdale, California.  Mr. Vaughan has been involved with agribusiness since 1961.

Corporate Governance and the Board of Directors

Oak Valley Bancorp is committed to conducting its business with integrity and in an ethical manner.  We have adopted a number of policies and practices, some of which are described below, that highlight our commitment to sound corporate governance principles.

We have adopted a Code of Ethics that applies to our directors, executive officers, employees and consultants.  Our Chief Executive Officer, all of our senior financial officers including our Chief Financial Officers are bound by this Code of Ethics which in posted on our corporate website at http://www.ovcb.com/aboutus_code_ethics.html .

Director Independence

In accordance with the current listing standard of The NASDAQ Stock Market, the Board of Directors, on an annual basis, affirmatively determines the independence of each director or nominee for election as a director.  The Board of Directors has determined that, with exception our employee directors, Messrs. Martin and Courtney, all of its members are “independent directors,” using the definition of the term in the listing standards of The NASDAQ Stock Market.  All members of the Board’s standing Audit and Compensation committees, more fully described below, are also independent directors.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values, consistent with longstanding our values and standards. They should have broad experience at the policy-making level in business, government, or banking. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all shareholders.

We also believe that it is necessary that the majority of our Board of Directors must be comprised of independent directors as set forth in the Nasdaq Marketplace Rules 4200 and 4350 and desirable to have at least one financial expert on the Board of Directors who serves on our Audit Committee as set forth in Section 401(h) of Regulation S-K under the federal securities laws. When considering potential director candidates, the Board also considers the candidate’s character, judgment, diversity, age, skills, including financial literacy, and experience in the context of our needs and the Board of Directors.

Identifying and Evaluating Nominees for Directors

The Board (and, in the future, the Nominating Committee) utilizes a variety of methods for identifying and evaluating nominees for director. Directors regularly assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board considers various potential candidates for director. Candidates may come to the attention of the Board through current Board members, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Board and the independent directors meeting separately, and may be considered at any point during the year. As described above, the Board considers properly submitted shareowner nominations for candidates for the Board. Following verification of the shareowner status of persons proposing candidates, recommendations are aggregated and considered by the Board at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for our annual meeting. If any materials are provided by a shareholder with the nomination of a director candidate, such materials are forwarded to the Board. In evaluating such nominations, the Board seeks to achieve a balance of knowledge, experience and capability on the Board.

Shareholder Communication with the Board of Directors

The Board of Directors has established a process for shareholders to communicate with the Board of Directors or with individuals directors.  Shareholders who wish to communicate with the Board of Directors or with individual directors should direct written correspondence to our Corporate Secretary, Arne J. Knudsen, at our principal executive offices located at 125 North Third Avenue, Oakdale, Ca 95361.  Any such communication must contain (i) a representation that the shareholder is a holder of record of stock of the Bank; (ii) the name and address, as they appear on our books, of the shareholder sending such communication and (iii) the class and number of shares that are beneficially owned by such shareholder.  The Corporate Secretary will forward such communication to the Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

Certain Relationship and Related Transactions

It is the responsibility of each Director and prospective director to disclose to the Board any relationship that could impair his or her independence or any conflict of interest with Oak Valley, including affiliations of a Director or prospective director or an immediate family member (defined as a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone, other than domestic employees) who shares such person’s home, of a director or prospective director with a (1) customer, supplier, distributor, dealer, reseller or other channel partner of Oak Valley; (2) lender, outside legal counsel, investment banker or consultant of Oak Valley; (3) a significant shareholder of ours; (4) charitable or not-for-profit institution that has received or receives donations from us or (5) competitor or other person having an interest adverse to us.

Some of our Directors and the companies with which they are associated are our customers, and we expect to have banking transactions with them in the future. In our opinion, all loans and commitments to lend were made in the ordinary course of our business and were in compliance with applicable laws. Terms, including interest rates and collateral, were substantially the same as those prevailing for comparable transactions with other persons of similar creditworthiness. In our opinion, these transactions do not involve credits which are different than extended to non-Board customers more than a normal risk of collectability or present other unfavorable features. We have a strong policy regarding review of the adequacy and fairness of the our banking subsidiary’s loans to its directors and officers.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits a company from extending credit, arranging for the extension of credit or renewing an extension of credit in the form of a personal loan one of its officers or directors. There are several exceptions to this general prohibition, including loans made by an FDIC insured depository institution that is subject to the insider lending restrictions of the Federal Reserve Act. All loans to our directors and officers comply with the Federal Reserve Act and the Federal Reserve Board’s Regulation O and, therefore, are excepted from the prohibitions of Section 402.

Meetings and Committees of the Board of Directors

Attendance at Meeting

The Board of Directors held twelve (12) meetings during 2008.  All incumbent Directors attended at least 75% of the total of all meetings of the Board of Directors and any committees thereof on which such Director served during the year.  In accordance with our Code of Conduct, Directors are expected to attend all meetings of the Board of Directors.  Directors are encouraged to attend the 2009 Annual Meeting.  All of the members of the Board of Directors attended our last annual meeting of shareholders.

Committee of the Board

As of the date of this Proxy, our Board had ten (10) directors and the following five committees:

• Audit,

• Loan,

• Investment,

• Compensation, and

• CRA Committee.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Securities Exchange Act, as amended, (the “Exchange Act”). The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of our internal audit function and independent auditors, and risk assessment and risk management. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee charter and the committee’s performance; appoints, evaluates and determines the compensation of our independent auditors; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews our disclosure controls and procedures, internal controls, internal audit function, and corporate policies with respect to financial information and earnings guidance; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on our financial statements. The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

The Board of Directors has adopted a written charter for the Audit Committee. In 2008 the members of the Audit Committee were Messrs. Schrimp (Chairman), Haidlen, Knudsen, Barton, Titus and Vaughan are members of the Audit Committee. The Audit Committee five (5) meetings during fiscal 2008. The Board has determined that all members of the Audit Committee are “independent” as that term is defined in Rules 4200(a)(15) of The NASDAQ Stock Market Rule and Rule 10A-3(b)(1) under the Exchange Act.

The Board of Directors has determined that Mr. Schrimp is qualified as an “audit committee financial expert” under Item 401(h) of Regulation S-K.

Audit Committee Report

The Audit Committee reports as follows with respect to the audit of our fiscal 2008 audited financial statements.  Management is responsible for the Company’s internal controls and the financial reporting process.

The Audit Committee is comprised of five independent directors and responsible for providing independent, objective oversight of the Company’s accounting, financial reporting and internal controls.  Members of the Audit Committee are “independent” as defined by SEC and NASDAQ standards.  A financial expert, as defined by SEC rules, chairs the Audit Committee.  The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accountants.

The Audit Committee meets and holds discussion with management and its independent registered public accountants, Moss Adams, LLP (“Moss Adams”).  The Audit Committee has read and discussed the audited financial statements for fiscal year 2008 with management and Moss Adams.  The Chief Executive Officer and the Chief Financial Officer have certified that, based on their knowledge, the financial statements and other financial information included in the annual SEC Form 10-K report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company.  Also, the Audit Committee has discussed with management and Moss Adams, management’s assertion of the effectiveness of the Company’s internal controls as they related to financial reporting.

Discussion were also held with Moss Adams concerning matters required by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company’s independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Moss Adams that firm’s independence and considered the compatibility of non-audit services with Moss Adams’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report for the year ended December 31, 2008 on SEC Form 10-K.

The Audit Committee has discussed with management and Moss Adams, independence issues regarding the fees that were billed by Moss Adams during the fiscal  year 2008.  The Audit Committee approved audit, audit-related and tax services.

Submitted by the Audit Committee of the Board:

Roger M. Schrimp (Chairman)

Thomas A. Haidlen

Arne J. Knudsen

Donald L. Barton

Danny L. Titus

Richard J. Vaughan

Compensation Committee

The Compensation Committee establishes our compensation policy, determines the compensation paid to our executive officers and non-employee directors, recommends executive incentive compensation plans and equity-based plans and approves other compensation plans and retirement plans. The Compensation Committee approves corporate goals related to the compensation of the executive officers, evaluates the executive officers’ performance and compensates the executive officers based on this evaluation.  Messrs. Schrimp (Chairman), Barton, Gilbert, Haidlen, Jones, Knudsen, Titus and Vaughan are members of the

Compensation Committee. The Compensation Committee held two (2) meetings during fiscal 2008. The Board has determined that all members of the Compensation Committee are “independent” as that term is defined in Rule 4200(a)(15) of the The NASDAQ Stock Market Rules.

In December 2008, the Company entered into a Letter Agreement with the United States Department of the Treasury (the “Treasury”) under the Trouble Asset Relief Program Capital Purchase Program (TARP CPP), pursuant to which the Company issued and sold (i) 13,500 Company’s Series A Fixed Rate Cumulative Perpetual Preferred Stock (Series A Preferred) and (ii) a warrant to purchase 350,346 shares of Company’s common stock, no par value, for an aggregate purchase price of $13.5 million in cash.  Pursuant to the Letter Agreement, the Compensation Committee will meet no less frequently than is required and will establish compensation and incentive plan that are in compliance with the applicable TARP guidelines issued by the Treasury.

Loan Committee

The Loan Committee monitors the activities of our lending function utilizing information presented to it by management at regular meetings. This includes, but is not limited to, the review of trends in outstanding credit relationships, key quality measures, significant borrowing relationships, large problem loans, industry concentrations, all significant lending policies, and the adequacy of the allowance for loan losses. The Loan Committee also reviews lending-related reports from regulators, auditors, and internal personnel.

Each member of the Board of Directors also served on the Loan Committee throughout 2008 and as of December 31, 2008.  Mr. Gilbert serves as Chairman of the Committee. The Director Loan Committee held twenty-four (24) meetings during fiscal 2008.

Investment Committee

The Investment Committee reviews, identifies and classifies our assets based on credit risk, in accordance with regulatory guidelines. The Committee is also responsible for reviewing asset valuation and classification policies, as well as developing and monitoring asset disposition. In addition, the Committee reviews and monitors the Company’s investment portfolio, liquidity position and the risk of our interest-earning assets in comparison to its interest-bearing liabilities.

Messrs. Courtney, Gilbert, Jones, Knudsen, Martin, Titus and Vaughn served on the Investment Committee throughout 2008 and as of December 31, 2008. Mr. Vaughn serves as Chairman of the Committee. The Committee held four (4) meetings during fiscal 2008.

CRA Committee

The CRA Committee is responsible for oversight of our performance under the requirements of the Federal Community Reinvestment Act of 1977 and similar state law requirements. Messrs. Courtney, Gilbert, Jones, Knudsen, Martin, Titus served on the CRA Committee throughout 2008 and as of December 31, 2008. Mr. Titus serves as Chairman of the Committee. The CRA Committee held three (3) meetings during fiscal 2008.

Director Compensation

Overview

Our director compensation is designed to attract and retain qualified, independent directors to represent our shareholders on the Board and act in their best interests.  The Compensation Committee, which consists solely of independent directors, has primary responsibility for reviewing and recommending any changes our director compensation program.  All recommended compensation changes required approval or ratification by the full Board of Directors.  Compensation for the members of our Board is reviewed periodically by the Compensation Committee.

Our Board of Directors includes two Company officers: Mr. Ronald. A. Martin, who serves as Chief Executive Officer; and Mr. Christopher M. Courtney, who serves as the President of the Company.  As senior executive officers, information regarding the determination of Mr. Martin’s and Mr. Courtney’s can be found in the “Compensation Discussion and Analysis” and the executive compensation disclosure tables provided within this Proxy.

Director Fee

Non-employee Directors receive a cash retainer in the amount of $2,000 per month. Director who are employees of Oak Valley do not receive any compensation for service as director.

The following table provides compensation information for the year ended December 31, 2008 for each non-employee Director of the Company.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (1)	Total
James L. Gilbert	$24,000		$—	$	$5,660	$29,293
Thomas A. Haidlen	$24,000		$—	$	$4,541	$28,022
Arne J. Knudsen	$24,000		$—	$	$13,429	$37,868
Roger M. Schrimp	$24,000		$—	$	$8,662	$32,858
Danny L. Titus	$24,000		$—	$	$5,557	$29,178
Richard J. Vaughan	$24,000		$—	$	$15,524	$40,067
Donald L. Barton	$24,000		$—	$	$1,301	$25,301

(1) Represents amounts accrued under the Director Retirement Agreements and Split Dollar Insurance Agreements between the Bank and each Director.

Stock Options

None of the independent directors was granted any stock options during 2008.  As of December 31, 2008, the independent directors held outstanding, fully exercisable stock options to purchase the following amounts of our common stock, all with exercise prices ranging from $3.46 to $ 13.25 per share, and all with expiration dates no late than 2016.

Non-Employee Directors	Options
Donald L. Barton	2,000
James L. “Jay” Gilbert	2,500
Thomas A. Haidlen	3,375
Michael Q. Jones	2,250
Arne J. Knudsen	0
Roger M. Schrimp	0
Danny L. Titus	0
Richard J. Vaughan	16,875

Director Retirement Agreements; Bank-Owned Life Insurance Policies

On August 21, 2001, the Board of Directors authorized the Bank to enter into Director Retirement Agreements with each director.  The agreements are intended to encourage existing directors to remain directors of the Bank, assuring the Bank that it will have the benefit of the directors’ experience and guidance in the years ahead.

For retirement after the later of age 72 or five years of service (the “Normal Retirement Age”), the Director Retirement Agreements provide an annual benefit during the director’s lifetime of $12,000 for 10 years.  If a director retires or becomes disabled before the Normal Retirement Age, he will receive a lump-sum payment in an amount equal to the retirement liability balance accrued by the Bank at the time of early retirement or disability.

If a change in control of the Bank occurs (as defined in the Director Retirement Agreements) and a director’s service terminates within 24 months after the change in control, the director will receive the retirement liability balance accrued by the Bank payable to the director for retirement at the Normal Retirement Age. The Company assumed the Director Retirement Agreements upon the its reorganization with the Bank in May 2008.

In December of 2001, the Bank purchased insurance policies on the lives of its directors, paying the premiums for these insurance policies with one lump-sum premium payment of approximately $1,045,000.  Although the Bank expects the policies on the directors’ lives to serve as a source of funds for benefits payable under the Director Retirement Agreements, the contractual entitlements arising under the Director Retirement Agreements are not funded and remain contractual liabilities of the Bank, payable upon each director’s termination of service.

The policy interests are divided between us and each director.  Under Bank’s Split Dollar Agreements and Split Dollar Policy endorsements with the directors, we are entitled to any insurance policy death benefits remaining after payment to the director’s beneficiary.  We expect to recover the premium in full from its portion of the policies’ death benefits.

If a director is terminated for cause, we will not pay any benefits under his Director Retirement Agreement.  For this purpose, the term “cause” means a director’s gross negligence or gross neglect of duties, fraud, disloyalty, dishonesty or willful violation of law or significant Oak Valley policies in connection with the director’s service that results in an adverse effect on Oak Valley.

Indemnification

Our Articles of Incorporation limit the liability of our directors to us or our shareholders for breaches of the directors’ fiduciary duties to the fullest extent permitted by California law.  In addition, our Articles of Incorporation and Bylaws provide for mandatory indemnification of directors and officers to the fullest extent permitted by California Law.  We also maintain directors’ and officers’ liability insurance.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The firm of Moss Adams, LLP (Moss Adams) in Stockton, California which served the Company as independent registered public accounting firm for 2008, has been selected by the Audit Committee of the Board of Directors of the Company to be the Company’s independent registered public accounting firm for 2009.  All Proxies will be voted “FOR” ratification of such selection unless authority to vote for the ratification of such selection is withheld or an abstention is noted.  If the nominee should unexpectedly for any reason decline or be unable to act as independent public accountants, the Proxies will be voted for a substitute nominee to be designated by the Audit Committee.

Representatives from the accounting firm of Moss Adams, LLP will be present at the meeting, will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Audit Fees

The following presents fees billed for the years ended December 31, 2008 and 2007 for professional services rendered by the Company’s independent registered public accounting firm in connection with the audit of the Company’s consolidated financial statements and fees billed by the Company’s independent registered public accounting firm for other services rendered to the Company.

The following table presents fees for professional services rendered by Moss Adams LLP and billed to the Bank for the audit of the Bank’s annual financial statements for the years ended December 31, 2008 and 2007, and fees for other services billed by Moss Adams during those periods:

Fees	2008	2007

Audit Fees	$67,500	$55,000
Audit-related Fees	2,961	2,914
Tax Fees	11,650	8,150
All other Fees	27,739	6,850

Total	$109,850	$72,914

Audit Fees.    Annual audit fees relate to services rendered in connection with the audit of the annual financial statements included in our annual report.

Audit-Related Fees.    Audit-related services include fees for consultations concerning financial accounting and reporting matters.

Tax Fees.    Tax services include fees for tax compliance, tax advice and tax planning.

All Other Fees.    The increase in all other fees is primarily attributable to tax advising work in the areas of enterprise zone and costs aggregation work.

The Audit Committee has determined that the provision of services, in addition to audit services, rendered by Moss Adams and the fees paid therefore in fiscal years 2008 and 2007 were compatible with maintaining Moss Adams independence.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF MOSS ADAMS, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3 — NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

As a result of our participation in the Capital Purchase Program portion of the federal government’s TARP CPP we are subject to the provisions of the Emergency Economic Stabilization Act of 2008 (EESA), which was recently amended by Article VII of the American Recovery and Reinvestment Act of 2009 (AARA) to provide additional executive compensation requirements. As a result, we are required to submit to our shareholders a non-binding proposal to approve the compensation of named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC in this Proxy Statement, including the Compensation Discussion and Analysis, the executive compensation tables and any related disclosure.   Shareholders are encouraged to carefully review the executive compensation sections of this Proxy Statement outlining the Company’s executive compensation program.

Accordingly, the Board of Directors hereby submits for shareholder consideration, the proposal set forth below, commonly known as a “say-on-pay proposal”:

“Resolved, that the shareholders hereby approve the compensation of our senior executive officers as reflected in this proxy statement and as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the Compensation Discussion and Analysis, the compensation tables and all related material.”

The Board of Directors believes that the Company’s compensation policies and procedures are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of shareholders, and, accordingly, recommends a vote in favor of this proposal.

In the event this non-binding proposal is not approved by our shareholders, such a vote shall not be construed as overruling a decision by the Board of Directors or Compensation Committee, nor create or imply any additional fiduciary duty by the Board of Directors or Compensation Committee, nor shall such a vote be construed to restrict or limit the ability of our shareholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the foregoing, the Board of Directors and Compensation Committee will consider the non-binding vote of our shareholders on this proposal when reviewing compensation policies and practices in the future.

Senior Executive Officers

Biographical information for Messrs. Martin and Courtney is set forth under the heading “Director Nominees.” Biographical information for our other senior executives officers (SEOs) is set forth below.

Richard A. McCarty

Executive Vice President, Chief Financial Officer & Chief Administrative Officer

Mr. McCarty, 37, is Executive Vice President, Chief Financial Officer and Chief Administrative Officer since 2000 and 2008 respectively, Mr. McCarty joined Oak Valley Community Bank in 1996, leaving in 1997 for a two-year stint in the accounting department of Del Monte Foods Corporation. Mr. McCarty has a B.S. in Finance from California State University, Stanislaus.

Michael J. Rodrigues

Executive Vice President & Chief Credit Officer

Mr. Rodrigues, 39, first joined Oak Valley Community Bank in 1997. He has been the Bank’s Chief Credit Officer since 2006. Mr. Rodrigues has 17 years of diverse banking experience, joining Oak Valley Community Bank in 1997, as a commercial lender.  He has a degree in Business Finance from California Polytechnic State University, San Luis Obispo.  He is also a 2006 graduate of the Pacific Coast Banking School at the University of Washington.

David S. Harvey

Executive Vice President, Commercial Banking Group

Mr. Harvey, 55, has 28 years of commercial lending experience, joining Oak Valley Community Bank in 2002. Mr. Harvey received his B.S. Degree in Corporate Finance from CSU Northridge and later went on to get his Masters Degree in Banking and Finance from Golden Gate University in 1984.

Compensation Discussion and Analysis

Overview

Our executive compensation policy is to provide the Company’s executive officers with compensation opportunities which are based upon their personal performance, the financial performance of the Company and their contribution to that performance and which are competitive enough to attract and retain highly skilled individuals. Each executive officer’s compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance, (ii) annual variable performance awards payable in cash and tied to the Company’s achievement of annual financial, strategic and operational objectives in addition to individual contributions to these objectives and (iii) long-term stock-based incentive awards designed to strengthen the mutual interest of the Company’s executive officers and its shareholders. As an officer’s level of responsibility increases, a greater proportion of his or her total compensation will be dependent upon the Company’s financial performance and stock price appreciation rather than base salary.

The Company and the Compensation Committee (the “Committee”) believe our compensation philosophy, policies and objectives outlined within this Compensation Discussion and Analysis (“CD&A”) are appropriately designed to allow us to effectively compensate our employees both during times of positive performance and in times of weak performance such as today’s difficult economy. Consistent with our philosophy and objectives, as the Company’s performance fell below “threshold” level, none of the Named Executive Officers received annual incentive bonuses with respect to the corporate objective portion of the 2008 incentive plan. In addition, the Compensation Committee used its discretion in determining not to make any cash incentive payments to the Named Executive Officers for achievement of individual or department performance goals, even though certain individual performance levels exceeded the threshold level. The Committee determined that specific individual performance by the SEOs in achieving Incentive Plan targets would be rewarded through equity compensation and all such payouts would be in the form of restricted stock, subject to applicable restrictions in the Emergency Economic Stabilization Act of 2008 (“EESA”) Section 111 as amended by Section 7001 of the American Recovery Reinvestment Act of 2009 (AARA).

Given concerns about performance targets and long-range forecasting during these uncertain times, the Compensation Committee is reviewing our 2009 incentive plan to assure goals will result in shareholder value and continue to motivate and retain our senior management.

On December 16, 2008, the Committee reviewed the existing SEOs compensation programs and concluded that they were in compliance with the executive compensation requirements set forth in Section 111(b) of the EESA at the time the Company entered the Letter Agreement with the Treasury. The Company and the Compensation Committee have taken and will continue to take steps necessary to comply with the requirements imposed in connection with the Company’s participation in the TARP CPP(as discussed below), and to ensure that such compensation is not structured in any way that would encourage our SEOs to take excessive risk in light of their job responsibilities.

Effect of the Emergency Economic Stabilization Act of 2008

On October 14, 2008, the U.S. Department of the Treasury (“U.S. Treasury”) announced a program under the EESA. Pursuant to this program, the U.S. Treasury would make preferred stock investments in participating financial institutions (the “Capital Purchase Program” or “TARP CPP”). We participated in the Capital Purchase Program in December, 2008 by selling preferred stock and common stock purchase warrants to the U.S. Treasury.  As a result, we became subject to certain executive compensation requirements under EESA, U.S. Treasury regulations, and the contract pursuant to which we sold such preferred stock. Those requirements apply to what the U.S. Treasury refers to as our Senior Executive Officers (“SEOs”) who are indentified in the previous page.  Those requirements are:

•                                               Prohibition on Compensation that Provides an Incentive to Take Unnecessary and Excessive Risks. EESA prohibits us from providing incentive compensation arrangements that encourage our SEOs to take unnecessary and excessive risks that threaten the value of the financial institution.

•                                               Risk Review. U.S. Treasury regulations require the Committee to review SEO incentive compensation arrangements with our senior risk officers to ensure that SEOs are not encouraged to take such risks. The regulations also require the Committee to meet at least annually with our senior risk officers to discuss and review the relationship between our risk management policies and practices and the SEO incentive compensation arrangements. The Compensation Committee has performed this review, and its conclusions are included in its report within this Proxy Statement. The Committee concluded that our incentive compensation arrangements do not encourage our SEOs to take unnecessary and excessive risks that threaten the value of the financial institution in part because:

•                                               Our cash incentive plan imposes a specific dollar maximum amount for each participant.

•                                               Our equity incentive plan imposes annual grant limits that apply on an individual basis.

•                                               Clawback.  EESA requires the Company to recover any bonus or incentive compensation paid to an SEO where the payment was later found to have been based on statement of earnings, gains, or other criteria which prove to be materially inaccurate.  Each SEO has contractually agreed to abide by this provision.

•                                               Golden Parachutes.  The Company contractually agreed to abide by a provision of EESA which limits the amounts that can be paid under change in control and similar agreements which provide payments upon separation of service. EESA also amended Section 280G of the Internal Revenue Code by expanding the definition of a parachute payment to include certain severance payments paid by reason of any involuntary termination or in connection with bankruptcy, liquidation or receivership of the employer.  Each SEO has contractually agreed to abide by the limits imposed by EESA for so long as the limit applies to the Company and to the SEOs.

•                                               Limit on Tax Deduction. We contractually agreed to abide by a provision of EESA and Treasury Department regulations which limits our tax deduction for compensation paid to any SEO to $500,000 annually. The provision of EESA amended the Internal Revenue Code by adding 162(m)(5). Section 162(m)(5) imposes a $500,000 deduction limit. In addition, prior to the amendment, certain performance based compensation paid under shareholder approved plans did not count toward such deduction limit. EESA and Section 162(m)(5) eliminate that exclusion for the Company. We discuss the effect of this provision in greater detail under the heading, “Executive Compensation Analysis.”

Effect of the American Recovery and Reinvestment Act of 2009

On February 17, 2009, President Barack Obama signed the American Recovery and Reinvestment Act of 2009 (“ARRA”) into law. ARRA amends Section 111 of EESA to delete it in its entirety to add new Section 111 executive compensation requirements for TARP CPP participants. ARRA also includes provisions directing the Secretary of the U.S. Treasury and the SEC to impose additional limits on compensation of executives of companies that participate in the TARP CPP as long as the U.S. Treasury owns preferred stock and/or stock purchase warrants of such companies under the TARP CPP.

Key features of the ARRA as they apply to the Company are:

•                                               A prohibition of the payment of any “bonus, retention award, or incentive compensation” to the most highly-compensated employee for as long as any TARP CPP related obligations are outstanding. The prohibition does not apply to bonuses payable pursuant to “employment agreements” in effect prior to February 11, 2009.

•                                               Long-term” restricted stock is excluded from ARRA’s bonus prohibition, but only to the extent the value of the stock does not exceed one-third of the total amount of annual compensation of the employee receiving the stock, the stock does not “fully vest” until after all TARP CPP obligations have been satisfied, and any other conditions which the Treasury may specify have been met.

•                                               Prohibition on making any severance/golden parachute payments to any SEO or any of the next five most highly compensated employees upon termination of employment for any reason for as long as any TARP CPP obligations remain outstanding.

•                                               Recovery of any bonus or other incentive payments paid to any SEO or the next 20 most highly compensated employees that were made based on financial statements or other criteria that are later found to be materially inaccurate.

•                                               Prohibition on compensation plans that “encourage” earnings manipulation.

•                                               A requirement that the CEO and CFO provide a written certification of compliance with the executive compensation restrictions in ARRA in the Company’s annual filings with the SEC.

•                                               Implementation of a company-wide policy regarding excessive or luxury expenditures.

•                                               The U.S. Treasury will review bonuses, retention awards, and other compensation paid to the SEOs and the next 20 most highly compensated employees of each company receiving TARP CPP assistance before ARRA was enacted, and may “seek to negotiate” with the TARP CPP recipient and affected employees for reimbursement if it finds any such payments were inconsistent with the TARP CPP or otherwise in conflict with the public interest.

In accordance with the ARRA and based on recent guidance issued by the SEC, the Board of Directors is authorizing a non-binding advisory shareholder vote on the Company’s executive compensation plans, programs and arrangements as this Proposal III indicates.

Elements of Total Compensation

Base Salary

Executive officer base salaries are determined annually with reference to Company and individual performance.  Base salaries are based on a number of measures, including comparison with salaries and compensation programs of banks with comparable asset size, capitalization and performance.  Our current practice is not to provide employment contracts to any of its SEOs.  If any additional employment contracts should ever be considered necessary and beneficial to us, such a contract would require individual assessment by the Committee in accordance with the applicable current and future TARP CPP executive compensation rules and guidelines.

Annual Incentives

The Committee considers annual Company profitability goals, individual performance goals and market conditions in determining annual bonuses for SEOs. Based on the foregoing factors and any other factors that the Committee deems relevant, variable compensation was awarded to the Company’s SEOs named in the Summary Compensation Table in the indicated amounts.

Annual incentive payments for 2008 for each SEO are detailed in the Summary Compensation table on pages 21 and 22.

Long-term Incentives Awards

Stock option grants are made at the discretion of the Board. Each grant is designed to align the interests of the SEOs with those of the shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company’s common stock at a fixed price per share consistent with the market price on the grant date over a specified period of time (up to ten years). Each option becomes exercisable in a series of installments over a five year period, contingent upon the officer’s continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term.

The Company currently has two equity based incentive plans, the Oak Valley Community Bank 1998 Restated Stock Plan and the Oak Valley Bancorp 2008 Stock Option Plan.  The 2008 Stock Plan provides for awards in the form of incentive stocks, non-statutory stock options, Stock appreciation rights, and restrictive stocks.  The size of the option grant to each executive officer is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with the Company, the individual’s personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual. The Compensation Committee has established certain guidelines with respect to the option grants made to the SEOs, but has the flexibility to make adjustments to those guidelines at its discretion.  The Company is authorized to issue 1,500,000 shares of its common stock under the 2008 Stock Plan, none of which has been issued as of the time of filing this Proxy.

In connection with the Company becoming the holding company for Oak Valley Community Bank (the “Bank”) in 2008, the Company assumed all obligations for options issued under the Bank’s 1998 Restated Stock Option Plan, with options to purchase shares of Company’s common stock substituted for options to purchase shares of common stock of the Bank.  The 1998 Restated Stock Option Plan was expired in May 2008. As of March 25, 2008, there are a total of 451,092 shares of Common Stock that have been issued and remained outstanding under the 1998 Restated Stock Option Plan.

Additional information on long-term awards for executive officers is shown on the FISCAL 2008 OPTION VALUES table on page 22.

Retirement Plans

The Company maintains a plan that complies with the provisions of Section 401(k) of the Internal Revenue Code. Substantially all employees are eligible to participate in this plan, and eligibility for participation commences upon hiring. The Company’s executive officers are eligible to participate in this program, subject to any applicable tax laws.

Salary Continuation Agreements

On August 21, 2001, the Board of Directors of Oak Valley approved salary continuation agreements (“Salary Continuation Agreements”) between the Bank and Messrs. Courtney and McCarty.  Under the Salary Continuation Agreements, Messrs. Courtney and McCarty are entitled to receive maximum annual payments of $85,000 and $65,000, respectively, for a period of 20 years following their retirement at the age of 62 (the “Normal Retirement Age”). The salary continuation agreements also provide that, in lieu of any other benefit under such agreements, the Company will pay the executives any benefit under the agreement to the extent the benefit would not create an excise tax under the excess parachute rules of Section 280G of the 1986 Internal Revenue Code, and to

extent possible, such benefit payment shall be reduced to allow payment within the fullest extent permissible under applicable law. The Compensation Committee is currently reviewing the ARRA requirements and guidelines to be issued by the Treasury and may amend the salary continuation agreements to the extent necessary to comply with applicable ARRA requirements.  The affected executives will agree to not to accept any golden parachute payments that would be in violation of the TARP guidelines or any other federal law. In the event of disability while employed at Oak Valley prior to the Normal Retirement Age, the Messrs. Courtney and McCarty will receive a benefit equal to the retirement liability balance accrued by Oak Valley at the time of disability.

In the event of early termination, the Executive will receive a vested portion of his retirement liability balance accrued by Oak Valley at the time of such early retirement.  The vesting schedule is 20% per year of service beginning with the sixth year of service.  In the event the Executive dies prior to termination of the Salary Continuation Agreement, the beneficiary of such Executive will receive from Oak Valley a lump sum death benefit amount.

In December 2001, Oak Valley purchased insurance policies on the lives of Messrs. Courtney and McCarty, paying the premiums for these insurance policies with one lump-sum premium payment of approximately $590,000.  Under Oak Valley’s Split Dollar Agreements and Split Dollar Policy endorsements with the Executives, the policy interests are divided between Oak Valley and such Executives. Oak Valley is entitled to any insurance policy death benefits remaining after payment to the Executive’s beneficiary.

If an Executive under the Salary Continuation Agreement is terminated for cause, Oak Valley will not pay any benefits under such Salary Continuation Agreement.  For this purpose, the term “cause” means an Executive’s gross negligence or gross neglect of duties, fraud, disloyalty, dishonesty or willful violation of law or significant bank policies in connection with the Executive’s service that results in an adverse effect on Oak Valley.

In February 2008, the Board of Directors of the Bank approved an additional Salary Continuation Agreement (the Agreement) in the same form also for Ronald C. Martin.  Under the Agreement, Mr. Martin is entitled to receive maximum annual payment of $48,000 for a period of 10 years following his retirement at the age of 67 or upon a change in control, as defined in the Agreement.  In the event of disability while employed at the Bank prior to the age of 67, the executive will receive a benefit equal to the retirement liability balance accrued by the Bank at the time of disability.  In the event of early termination, the executive will receive a vested portion his retirement liability balance accrued by the Bank at the time of such early retirement.  The vesting schedule is 20% per year of service beginning with the first year of service.  In the event of Mr. Martin dies prior to termination to termination of the Agreement, the beneficiary of Mr. Martin will receive from the Bank a lump sum death benefit amount.

The Compensation Committee will assess and modify the golden parachute provisions in the aforementioned Salary Continuation Agreements for Messrs. Courtney, Martin and McCarty to the extent as it is necessary to be in compliance with the applicable requirements under ARRA and pending Treasury guidelines in this subject.

Compensation Committee Interlock

Through 2008, our Compensation Committee was comprised with Messrs. Schrimp, Barton, Gilbert, Haidlen, Jones, Knudsen, Martin, Titus and Vaughan.  ARRA requires a TARP Recipient’s Compensation Committed to be comprised with all independent directors.  Effective December 16, 2008, we adhere to this requirement, as our Compensation Committee is comprised entirely with independent directors. They are: Messrs. Schrimp, Barton, Gilbert, Haidlen, Jones, Knudsen, Titus and Vaughan.

The Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by item 401(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee certifies that we have reviewed incentive compensation arrangements with our senior risk officer and have made reasonable efforts to ensure that such arrangements do not encourage our Senior the Executive Officers to take unnecessary and excessive risks that threaten the value of the Oak Valley Bancorp.

Submitted by the Compensation Committee of Board:

Roger M. Schrimp (Chairman)
Donald L. Barton
James J. Gilbert
Thomas A. Haidlen
Michael Q. Jones
Arne J. Knudsen
Dany L. Titus
Richard J. Vaughan

Summary of Cash and Certain Other Compensation

The following table provides certain summary information concerning the compensation earned, by our Chief Executive Officer, and the four most highly compensated executive officers for services rendered in all capacities to us for the fiscal years ended December 31, 2008 and 2007 in their respective executive officer capacities with the Bank:

SUMMARY COMPENSATION TABLE

				Long Term
				Compensation
				Awards
					Securities	All
Name and Principal	Annual Compensation			Other	Underlying	Other
Position	Year	Salary	Bonus	Compensation(1)	Options	Compensation(2)
Ronald C. Martin	2008	$254,960	$48,000	$9,000	—	$75,748
Director and CEO	2007	$248,000	$81,250	$9,000	—	$42,510

Christopher M. Courtney	2008	$192,750	$50,000	$7,800	—	$64,564
Director and President	2007	$187,000	$81,250	$7,800	—	$61,089

Richard A. McCarty	2008	$163,825	$41,000	$7,800	—	$49,320
Executive Vice President CAO/CFO	2007	$159,000	$66,625	$7,800	—	$46,140

David S. Harvey	2008	$143,500	$36,230	$5,100	—	$47,985
Executive Vice President Commercial Lending	2007	$138,333	$37,808	$5,100	—	$15,375

Michael J. Rodrigues	2008	$133,250	$23,672	$5,100	—	$27,301
Executive Vice President Chief Credit Officer	2007	$128,334	$23,187	$5,100	—	$21,933

(1)                                  Reflects automobile allowances.

(2)                                  Amounts shown for Mr. Martin include (a) for 2008, $57,466 representing executive salary continuation plan accrual which vests as described under “Employment and Salary Continuation Agreements”, $14,094 in 401(k) plan matching contributions and $4,188 representing director retirement plan accrual; (b) for 2007, $23,369 for accrued and unused vacation paid, $15,375 in 401(k) plan matching contributions and $3,766 representing director retirement plan accrual.

Amounts shown for Mr. Courtney include (a) for 2008, $36,105 representing executive salary continuation plan accrual which vests as described under “Employment and Salary Continuation Agreements”, $17,793 for accrued and unused vacation paid and $10,656 in 401(k) plan matching contributions; (b) for 2007, $34,017 representing executive salary continuation plan accrual which vests as described under “Employment and Salary Continuation Agreements”, $15,822 for accrued and unused vacation paid and $11,250 in 401(k) plan matching contributions.

Amounts shown for Mr. McCarty include (a) for 2008, $27,953 representing executive salary continuation plan accrual which vests as described under “Employment and Salary Continuation Agreements”, $10,711 for accrued and unused vacation paid and $10,656 in 401(k) plan matching contributions; (b) for 2007, $26,329 representing executive salary continuation plan accrual which vests as described under “Employment and Salary Continuation Agreements”, $8,561 for accrued and unused vacation paid and $11,250 in 401(k) plan matching contributions.

Amounts shown for Mr. Harvey include (a) for 2008, $30,122 representing executive salary continuation plan accrual which vests as described under “Employment and Salary Continuation Agreements”, $14,094 in 401(k) plan matching contributions and $3,769 for accrued and unused vacation paid; (b) for 2007, $15,375 in 401(k) plan matching contributions.

Amounts shown for Mr. Rodrigues include (a) for 2008, $10,450 in 401(k) plan matching contributions, $10,000 for accrued and unused vacation paid and $6,851 representing executive salary continuation plan accrual which vests as described under “Employment and Salary Continuation Agreements”; (b) for 2007, $11,583 for accrued and unused vacation paid and $10,350 in 401(k) plan matching contributions.

Option Grants in Last Fiscal Year

No individual grants of stock options were made during 2008 to each of the named executive officers in the Summary Compensation Table.

Aggregated Option Exercises and Fiscal Year-End Option Values

The following table provides information about stock options exercised in 2008 and options held as of December 31, 2008 by each of the executive officers named in the Summary Compensation Table.  Actual gains on exercise, if any, will depend on the value of our common stock on the date on which the shares are sold.

FISCAL 2008 OPTION VALUES

	Shares Acquired	Value	Number of Securities Underlying Unexercised Options at December 31, 2008 (#)(2)		Value of Unexercised In-the- money Options at December 31, 2008 ($ )(2)
	on Exercise (#)	Realized ($ )(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Ronald C. Martin	0	$0	27,000	6,750	$	$0
Christopher M. Courtney	10,125	26,201	67,500	6,750	102,781	0
Richard A. McCarty	0	0	50,528	4,500	82,550	0
Michael J.Rodrigues	0	0	35,642	2,250	65,309	0
David S. Harvey	2,000	12,000	26,312	2,250	34,114	0

Total	12,125	$38,201	206,982	22,500	$284,753	$0

(1) The value realized of shares acquired on exercise was determined by subtracting the exercise price from the fair market value of the common stock on the exercise date multiplied by the number of shares acquired on exercise

(2) Options granted under our Stock Plans. “Exercisable” refers to those options which were both exercisable and vested while “Unexercisable” refers to those options which were unvested.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL ON APPROVAL OF A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION.

OTHER INFORMATION

Other Business Matters

We have received no notice any other items submitted for consideration at the Annual Meeting and except for reports of operation and activities by management, which are for information purpose only and require no action of approval or disapproval, management neither knows of nor contemplates any other business that will be presented for action by the shareholders at the Meeting.  If any further business is properly presented at the Annual Meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

Shareholders Proposals for 2010 Meetings

Any shareholder who intends to present a proposal at the 2010 Annual Meeting, other than a director nomination, must deliver the written proposal to the Chief Financial Officer at 125 North Third Avenue, Oakdale, California 95361:

•                                               No later than December 26, 2009, if the proposal is to be submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 .  A shareholder must include proof of ownership of Oak Valley’s common stock in accordance with Rule 14a(8)(b)(2).  We encourage any stockholder interested in submitting a proposal to contact the Chief Financial Officer in advance of this deadline to discuss the proposal.  Shareholders may also want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities rules.

Additional Proxy Material

A copy of our 2008 Annual Report (Form 10-K) is accessible at: www.edocumentview.com/OVLY.  If you would like to receive a hard copy of the 2008 Annual Report, you may obtain one without charge by sending a request to by contacting either one of the following on or before May 27, 2009 to facilitate timely delivery:

Methods:	If you are a shareholder of record*:	If you are beneficial owner of shares held in street name**:
First Class/Registered/Certified Mail:	Computershare Investor Services 250 Royall Street Canton, MA 02021	Not available.
By Telephone:	Toll Free Telephone Number: 1-866-641-4276	Toll Free Telephone Number: 1-800-579-1639
From the Internet:	Go to www.envisionreports.com/OVLY, click Request Materials	Go to www.proxyvote.com by following the instructions on the screen.
By Email	Write to investorvote@computershare.com with subject line: “Proxy Materials Oak Valley Bancorp.”	Send a blank email to sendmaterial@proxyvote.com with your 12-Digital Control Number in the subject line.

* You are considered as a “shareholder of record” if your shares are registered directly in your name with our transfer agent, Computershare. Computershare has sent the Notice of Annual Meeting directly to you. .

** You are considered as a “beneficial owner” of shares held in street name if your shares are held in a stock brokerage account or by a bank or other holder of record. Your broker, bank or other holder of record, who is considered the shareholder of record with respect to those shares, has forwarded the Notice of Annual Meeting directly to you.

No Incorporation by Reference of Certain Portions of this Proxy Statement

Notwithstanding anything to the contrary set forth in any of previous filings made under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings made by us under those statues.  Neither the Audit Committee Report nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor is such report to be incorporated by reference into any future filings made by us under those statutes.

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

OAK VALLEY BANCORP

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 20, 2009
Date: June 10, 2009	Time: 2:00 PM PDT
Location:	Oak Valley Bancorp
Board Room
338 East F Street
Oakdale, CA 95361

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement     2. Annual Report

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*                 If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2009 to facilitate timely delivery.

— How To Vote —

Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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0000025611_2       R2.09.03.17

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Voting items

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors Nominees

01	Donald L. Barton
02	Thomas L. Haidlen
03	Ronald C. Martin
04	Richard J. Vaughan
05	Christopher M. Courtney
06	Michael Q. Jones
07	Roger M. Schrimp
08	James L. Gilbert
09	Arne J. Knudsen
10	Danny L. Titus

The Board of Directors recommends you vote FOR the following proposal(s):

2	To approve the proposal to ratify the appointment of Moss Adams, LLP as the independant registered public accounting firm for the Company’s 2009 Fiscal year.

3	To adopt a non-binding advisory vote approving executive compensation.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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<STOCK#> NNNNNNNNNNNN NNNNNNNNNNNNNNN 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 123456 C0123456789 12345 NNNNNNN 0 2 1 6 1 4 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T C123456789 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X OAK VALLEY BANCORP 0122ND 1 U PX + Annual Meeting Proxy Card . + A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3 Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. 01 - Donald L. Barton 04 - Thomas A. Haidlen 07 - Ronald C. Martin 02 - Christopher M. Courtney 05 - Michael Q. Jones 08 - Roger M. Schrimp 03 - James L. Gilbert 06 - Arne J. Knudsen 09 - Danny L. Titus 1. Election of Directors: For Withhold For Withhold For Withhold 10 - Richard J. Vaughan Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please date and sign exactly as your name(s) appears. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If more than one trustee, all should sign. All joint owners should sign. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. B Non-Voting Items For Against Abstain 2. To approve the proposal to ratify the appointment of Moss Adams, LLP as the independent registered public accounting firm for the Company’s 2009 Fiscal year. 4. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting. For Against Abstain 3. To adopt a non-binding advisory vote approving executive compensation. [1]IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.[1] Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:00 PM PDT, June 9, 2009, the day before the meeting. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/OVLY • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

ANNUAL MEETING OF SHAREHOLDERS OF OAK VALLEY BANCORP 2:00 P.M., WEDNESDAY, JUNE 10, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of Oak Valley Bancorp, and the accompanying Proxy Statement dated April 30, 2009, and revoking any Proxy heretofore given, hereby constitutes and appoints Ronald Martin and Roger Schrimp each of them, with full power of substitution, as attorneys and Proxies to appear and vote all of the shares of Common Stock of Oak Valley Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Oak Valley Bancorp, to be held at Oak Valley Bancorp Headquarters at 338 E F Street, Oakdale, California 95361 on Wednesday, June 10, 2009 at 2:00 p.m. or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” PROPOSALS NO. 2 AND 3. THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” PROPOSALS NO. 2 AND 3. THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE SHAREHOLDERS MEETING TO BE HELD ON JUNE 10, 2009. The Proxy Statement, Form 10-K for the year ended December 31, 2008 and the 2008 Annual Report to shareholders are available at www.edocumentview.com/OVLY. (Continued, and to be marked, dated and signed, on the other side) . Proxy — OAK VALLEY BANCORP IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.